UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 23, 2018

Regal Entertainment Group

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Blount Avenue, Knoxville, Tennessee 37920

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 865-922-1123

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

On January 23, 2018, Regal Entertainment Group, a Delaware corporation (the “Company”), issued a press release announcing the expiration of the “go-shop” period established pursuant to the terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated December 5, 2017, by and among the Company, Cineworld Group plc (the “Parent”), Crown Intermediate Holdco, Inc. and Crown Merger Sub, Inc.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company has and intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including the Company’s information statement in preliminary and definitive form.  The Company filed a preliminary information statement with the SEC on December 22, 2017.  The Company’s stockholders are strongly advised to read all relevant documents filed with the SEC, including the Company’s information statement, because they contain important information about the proposed transaction.   These documents will be available at no charge on the SEC’s website at www.sec.gov.  In addition, documents will also be available for free on the Company’s website at investor.regmovies.com.

Safe Harbor for Forward-Looking Statements

This filing includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “intend”, “expect”, “estimate”, “plan”, “outlook” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (1) conditions to the closing of the proposed transaction, including the obtaining of required regulatory or stockholder approvals, may not be satisfied; (2) the proposed transaction may involve unexpected costs, liabilities or delays; (3) the business of the Company and the Parent may suffer as a result of uncertainty surrounding the proposed transaction; (4) the outcome of any legal proceedings related to the proposed transaction; (5) the Company and the Parent may be adversely affected by other economic, business, and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (7) the ability to recognize benefits of the proposed transaction; (8) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (9) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all; and (10) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including, without limitation, the risks described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K dated February 27, 2017, as amended, and as may be revised in the Company’s future SEC filings. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this filing may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.  Neither the Company nor the Parent undertakes any obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Exhibit Number	Exhibit Description.

99.1	Press Release, dated January 23, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: January 23, 2018	By:	/s/ David H. Ownby
	Name:	David H. Ownby
	Title:	Executive Vice President and Chief Financial Officer